TRADE AND OTHER RECEIVABLES (Tables)	12 Months Ended
Dec. 31, 2023
Trade And Other Receivables1 [Abstract]
Summary Of Group’s Trade Receivables	The following table summarizes the Group’s trade receivables. The fair value approximates the carrying value as of the periods presented:

	December 31, 2023	December 31, 2022
Commodity receivables(a)	$172,045	$285,700
Other receivables(b)	34,691	20,022
Total trade receivables	$206,736	$305,722
Allowance for credit losses(c)	(16,529)	(8,941)
Total trade receivables, net	$190,207	$296,781
(a)Includes trade receivables and accrued revenues. The decrease in commodity receivables primarily reflects the decrease in commodity pricing over the course of 2023.
(b)Other receivables consist primarily of joint interest receivables in 2023 and 2022.
(c)The allowance for credit losses is primarily related to amounts due from joint interest owners. Year-over-year increases is primarily due to the declining commodity pricing environment during the year.